                                                                  Exhibit 10.1





                            STOCK PURCHASE AGREEMENT

                                       by

                                    and among


                              WATTAGE MONITOR INC.,


                            WPG SOFTWARE FUND, L.P.,


                        WPG RAYTHEON SOFTWARE FUND, L.P.,


                      WPG INSTITUTIONAL SOFTWARE FUND, L.P.


                                       and


                              PURCHASEPRO.COM, INC.





                          Dated as of November 28, 2000

                                                  TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I  SALE AND PURCHASE.................................................................................... 1
     Section 1.1      Issuance and Sale of the Shares........................................................... 1
     Section 1.2      Delivery of the Shares at the Closing..................................................... 1
     Section 1.3      Conditions to Closing..................................................................... 2

ARTICLE II  REPRESENTATIONS, WARRANTIES and covenants OF THE COMPANY............................................ 2
     Section 2.1      Organization.............................................................................. 2
     Section 2.2      Due Authorization......................................................................... 3
     Section 2.3      Non-Contravention......................................................................... 3
     Section 2.4      Capitalization............................................................................ 3
     Section 2.5      Legal Proceedings......................................................................... 4
     Section 2.6      No Violations............................................................................. 4
     Section 2.7      Governmental Permits, Etc................................................................. 4
     Section 2.8      Intellectual Property..................................................................... 4
     Section 2.9      Financial Statements...................................................................... 5
     Section 2.10     No Material Adverse Change................................................................ 5
     Section 2.11     Reporting Status.......................................................................... 5
     Section 2.12     Foreign Corrupt Practices................................................................. 6
     Section 2.13     No Manipulation of Stock.................................................................. 6
     Section 2.14     Accountants............................................................................... 6
     Section 2.15     Contracts................................................................................. 6
     Section 2.16     Taxes..................................................................................... 6
     Section 2.17     Transfer Taxes............................................................................ 6
     Section 2.18     Investment Company........................................................................ 7
     Section 2.19     Insurance................................................................................. 7
     Section 2.20     Private Placement......................................................................... 7
     Section 2.21     Disclosure................................................................................ 7

ARTICLE III  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS........................................ 7
     Section 3.1      Representations, Warranties and Covenants of the Purchasers............................... 7
     Section 3.2      Additional Covenants...................................................................... 8
     Section 3.3      Further Representations, Warranties and Covenants of the Purchasers....................... 8

ARTICLE IV  COMPANY COVENANTS................................................................................... 8
     Section 4.1      Board of Directors........................................................................ 8
     Section 4.2      Stock Option Plan......................................................................... 9
     Section 4.3      Issuance of Securities.................................................................... 9
     Section 4.4      Directors'and Officers'Liability Insurance................................................ 9
     Section 4.5      Key Man Life Insurance.................................................................... 9
     Section 4.6      Break-Up Fees............................................................................. 9
     Section 4.7      Bridge Financing.......................................................................... 9
     Section 4.8      Certain Stock Options..................................................................... 9


                                                                                                               PAGE
ARTICLE V  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS...............................................10

ARTICLE VI  REGISTRATION OF THE REGISTRABLE SECURITIES; COMPLIANCE WITH THE SECURITIES ACT......................10
     Section 6.1      Registration Procedures...................................................................10
     Section 6.2      Further Procedures........................................................................11
     Section 6.3      Registration Expenses.....................................................................13
     Section 6.4      Indemnification...........................................................................13
     Section 6.5      Rules 144 and 144A........................................................................15
     Section 6.6      Transfer of Registrable Securities After Registration.....................................16
     Section 6.7      Information Available.....................................................................16

ARTICLE VII  EXPENSES AND BROKER'S FEES.........................................................................16

ARTICLE VIII  MISCELLANEOUS.....................................................................................17
     Section 8.1      Notices...................................................................................17
     Section 8.2      Changes...................................................................................18
     Section 8.3      Headings..................................................................................18
     Section 8.4      Severability..............................................................................18
     Section 8.5      Governing Law.............................................................................18
     Section 8.6      Counterparts..............................................................................18


Schedule 2.4      Capitalization
Schedule 2.5      Legal Proceedings

Exhibit A         Form of Lock-Up Agreement
Exhibit B         Form of Company Counsel Opinion

Appendix I        Stock Certificate Questionnaire
Appendix II       Registration Statement Questionnaire
Appendix III      Purchaser's Certificate of Subsequent Sale

         This STOCK PURCHASE AGREEMENT (the "AGREEMENT") dated as of November 28, 2000, is made and entered into by and among Wattage Monitor Inc., a Nevada corporation (the "COMPANY"), WPG Software Fund, L.P., WPG Raytheon Software Fund, L.P., WPG Institutional Software Fund, L.P. (collectively, "WEISS PECK") and PurchasePro.com, Inc., a Nevada corporation ("PPRO" and together with Weiss Peck, each of their affiliates and nominees, the "PURCHASERS").

         WHEREAS, the Company desires to issue and sell to the Purchasers an aggregate of 25,600,000 shares (the "SHARES") of the authorized but unissued common stock, $0.01 par value, of the Company (the "COMMON STOCK"); and

         WHEREAS, the Purchasers desire to purchase the Shares on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the parties agree as follows:


                                    ARTICLE I

                                SALE AND PURCHASE

         Section 1.1 ISSUANCE AND SALE OF THE SHARES. Subject to the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the parties set forth herein, the Company hereby agrees to issue and sell to the Purchasers and the Purchasers hereby agree to purchase from the Company for an aggregate purchase price of Six Million Nine Hundred Sixty Three Thousand Two Hundred Dollars ($6,963,200) (the "PURCHASE PRICE"), the number of Shares (at the purchase price per share) set forth below:

                                             Number of Shares            Price Per Share            Aggregate
       Name of Purchasers                     to be Purchased              in Dollars             Purchase Price
-------------------------------------      --------------------        -------------------      ------------------
WPG Software Fund, L.P.                         5,235,730                    $0.272                $1,424,118.56

WPG Raytheon Software Fund, L.P.                9,202,838                    $0.272                $2,503,171.94

WPG Institutional Software Fund, L.P.           7,484,961                    $0.272                $2,035,909.39

PPRO                                            3,676,471                    $0.272                $1,000,000.11


         Section 1.2 DELIVERY OF THE SHARES AT THE CLOSING. The completion of the purchase and sale of the Shares (the "CLOSING") shall occur as soon as practicable following the effectiveness of the registration statement to be filed by the Company pursuant to SECTION 6.1 (the "REGISTRATION STATEMENT") at a place and time (the "CLOSING DATE") to be agreed upon by the Company and the Purchasers, and in any event, no later than June 30, 2001. At the Closing, the Company shall deliver to each Purchaser one or more stock certificates registered in the name of such Purchaser, or in the name of such affiliates of the Purchaser or their nominees as may be designated by the Purchaser, representing the number of Shares set forth in SECTION 1.1 above. The name(s) in which the stock certificates are to be registered shall be set forth in the Stock Certificate Questionnaire substantially in the form of APPENDIX I completed by each Purchaser and delivered to the Company prior to the Closing Date. All of the affiliates or nominees of a Purchaser together with the Purchaser shall be deemed to have the rights of a Purchaser under this Agreement.

         Section 1.3  CONDITIONS TO CLOSING.

                  (a) The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchasers at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (i) receipt by the Company of immediately available funds in the full amount of the purchase price for the Shares being purchased hereunder (less the aggregate principal amount of Bridge Loans); and
(ii) the accuracy of the representations and warranties made by the Purchasers.

                  (b) The Purchasers' obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchasers: (i) the accuracy in all material respects of the representations and warranties made by the Company herein as of the date hereof and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing; (ii) the delivery of a certificate of the Company's Chief Executive Officer and Chief Financial Officer to the effect (A) that as of a date not more than 10 days prior to the Closing Date the Company had a tangible net worth of at least ($1,500,000) and (B) that the Company on and as of the Closing Date (x) is not subject to any bankruptcy or insolvency proceeding or (y) would not after giving effect to the sale of the Shares but assuming the receipt of $2,500,000 only in proceeds therefrom be unable to meet its obligations to repay indebtedness when and as it becomes due and payable or in the ordinary course of business; (iii) each of Robert Lessin, Gerald Alderson and Stephen Klein shall have entered into an agreement substantially in the form of Exhibit A attached hereto; (iv) the Purchasers shall have received the opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Company, or from Nevada counsel for the Company as to the matters set forth in paragraphs 1 and 5 of the form of opinion, dated as of the Closing Date and in substantially the form of Exhibit B hereto; (v) the Registration Statement shall have been declared and remain effective; (vi) all of the issued and outstanding shares of Series B Convertible Preferred Stock of the Company shall have been converted to shares of common stock of the Company; (vii) not including the Shares, no fewer than 18,510,000 shares of common stock of the Company shall be issued and outstanding on the Closing Date; and (viii) the accuracy in all material respects of the representations and warranties contained in Sections 2.2, 2.4, 2.9, 2.11, 2.13, 2.17, 2.18, 2.20 and 2.21 as of the Closing Date.


                                   ARTICLE II

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         The Company hereby represents and warrants to, and covenants with, the Purchasers as follows:

         Section 2.1 ORGANIZATION. The Company is duly incorporated and validly existing and is in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or results of operations of the Company ("MATERIAL ADVERSE EFFECT"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

         Section 2.2 DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreement, and the Agreement has been duly authorized and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 2.3 NON-CONTRAVENTION. The execution and delivery of the Agreement, the issuance and sale of the Shares to be sold by the Company under the Agreement, the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its property is bound, where such conflict, violation or default is likely to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its property, where such conflict, violation or default is likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreement and the valid issuance and sale of the Shares to be sold pursuant to the Agreement, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

         Section 2.4 CAPITALIZATION. The capitalization of the Company is described in the Company's reports, registration statements and definitive proxy statements as filed by the Company with the Securities and Exchange Commission (the "SEC DOCUMENTS"). The Company has not issued any capital stock since December 31, 1999 other than pursuant to employee benefit plans disclosed in the Company's SEC Documents. The Shares to be sold pursuant to the Agreement have been duly authorized, and when issued and paid for in accordance with the terms of the Agreement, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Schedule 2.4 hereof sets forth (a) the aggregate number of options and warrants to acquire shares of common stock of the Company outstanding on the date hereof and (b) the aggregate number of options and warrants to acquire shares of common stock of the Company reserved for issuance on the date hereof. Except as set forth in or contemplated by this Agreement, the Company's SEC Documents or Schedule 2.4 hereof, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares. Except as disclosed in the Company's SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

         Section 2.5 LEGAL PROCEEDINGS. Except as set forth in Schedule 2.5 hereof, there is no material legal or governmental proceeding pending to which the Company is a party or of which the business or property of the Company is subject that is not disclosed in the Company's SEC Documents.

         Section 2.6 NO VIOLATIONS. The Company is not in violation of its charter, bylaws or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably likely to have a Material Adverse Effect.

         Section 2.7 GOVERNMENTAL PERMITS, ETC. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

         Section 2.8 INTELLECTUAL PROPERTY. (a) The Company has ownership or license or legal right to use all patent, copyright, trade secret, trademark, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company and material to the Company (collectively, "INTELLECTUAL PROPERTY") other than Intellectual Property generally available on commercial terms from other sources. All of such patents, trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

                  (b) All material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property, other than Intellectual Property generally available on commercial terms from other sources, and (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect and, to the knowledge of the Company, there is no material default by the Company thereto.

                  (c) The Company believes it has taken all steps required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

                  (d) To the knowledge of the Company, the present business, activities and products of the Company do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect on the Company. Except as described in the Company's SEC Documents, no proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed. To the Company's knowledge, there exists no unexpired patent or patent application which includes claims that would be infringed by or otherwise have a Material Adverse Effect on the Company. To the knowledge of the Company, the Company is not making unauthorized use of any confidential information or trade secrets of any person. Neither the Company nor, to the knowledge of the Company, any of its employees have any agreements or arrangements with any persons other than the Company related to confidential information or trade secrets of such persons or restricting any such employee's engagement in business activities of any nature. To the Company's knowledge, the activities of the Company or any of its employees on behalf of the Company do not violate any such agreements or arrangements known to the Company which any such employees have with other persons, if any.

                  (e) No proceedings have been instituted or are pending which challenge in a material manner the rights of the Company in respect to the Company's right to the use of the Intellectual Property. The Company has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted.

         Section 2.9 FINANCIAL STATEMENTS. The financial statements of the Company and the related notes contained in the Company's SEC Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the Company's SEC Documents.

         Section 2.10 NO MATERIAL ADVERSE CHANGE. Except as disclosed in the Company's press releases or other information provided to the Investor in writing by the Company in contemplation of this transaction, since June 30, 2000, there has not been (i) any Material Adverse Effect affecting the Company,
(ii) any obligation, direct or contingent, that is material to the Company considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

         Section 2.11 REPORTING STATUS. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the requirements of the Securities and Exchange Commission (the "Commission") as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

                  (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1999 (the "10-K");

                  (b) The Company's Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000; and

                  (c) All other documents filed by the Company with the Commission since December 31, 1999 pursuant to the reporting requirements of the Exchange Act.

         Section 2.12 FOREIGN CORRUPT PRACTICES. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, have (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf and of which the Company is aware in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

         Section 2.13 NO MANIPULATION OF STOCK. The Company has not taken and will not, in violation of applicable law, take, any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         Section 2.14 ACCOUNTANTS. Grant Thornton LLP, who has expressed their opinion with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1999 into the Registration Statement (as defined below) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "RULES AND REGULATIONS").

         Section 2.15 CONTRACTS. The contracts described in the SEC Documents or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

         Section 2.16 TAXES. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

         Section 2.17 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

         Section 2.18 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

         Section 2.19 INSURANCE. The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

         Section 2.20 PRIVATE PLACEMENT. The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was within the exemptions from the provisions of
Section 5 of the Securities Act.

         Section 2.21 DISCLOSURE. The information contained in the SEC Documents as of the date of such information did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                                OF THE PURCHASERS

         Section 3.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. Each Purchaser represents and warrants to, and covenants with, the Company that: (a) such Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company; (b) such Purchaser or its counsel, accountants or other investment advisers have requested, received, reviewed and considered all information deemed relevant by them in making an informed decision to purchase the Shares; (c) such Purchaser is acquiring the number of Shares set forth in SECTION 1.1 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under SECTION 6.3); (d) such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder; (e) such Purchaser has, in connection with its decision to purchase the number of Shares set forth in
SECTION 1.1 above, relied solely
upon the representations and warranties of the Company contained herein, as well as any investigation of the Company completed by the Purchaser or its counsel, accountants or other investment advisers; and (f) such Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         Section 3.2 ADDITIONAL COVENANTS. Each Purchaser hereby covenants with the Company that no resale of the Shares will be made except in compliance with applicable securities laws. Each Purchaser hereby covenants that the information contained in the Registration Statement Questionnaire will be true, correct and complete as of the effective date of the Registration Statement. Each Purchaser hereby covenants (on behalf of itself and any affiliates or nominees named in the Registration Statement Questionnaire) not to make any sale of Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and such Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (a) in the form of APPENDIX III hereto, (b) executed by an officer of, or other authorized person designated by, the Purchaser, and (c) to the effect that (i) the Shares have been sold in accordance with the Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

         Section 3.3 FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. Each Purchaser further represents and warrants to, and covenants with, the Company that (a) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


                                   ARTICLE IV

                                COMPANY COVENANTS

         The Company hereby covenants and agrees with the Purchasers that, in consideration for the mutual covenants and agreements contained herein:

         Section 4.1 BOARD OF DIRECTORS. The Company shall use its best efforts to take all necessary corporate action to cause an election of members of the Board of Directors of the Company (the "Board") to take place within one month after the Closing Date, at which election a Board consisting of five directors shall be elected. The Purchasers agree to vote their Shares for Gerald Alderson and Steven Klein at such election. So long as either Weiss Peck and its affiliates on the one hand, or PPRO and its affiliates on the other, shall beneficially own 3,000,000 shares of common stock of the Company in the aggregate, such Purchaser shall have the right, but not the obligation, to appoint an observer to attend meetings of the Board, and the Company covenants to give the Purchasers the same notice of any such meeting as shall be given to the members of the Board.

         Section 4.2 STOCK OPTION PLAN. On or before the Closing Date, the Company shall have adopted an employees' stock option plan (or shall have amended its currently existing plan) to reserve an additional 6,489,980 options to acquire shares of common stock of the Company at an exercise price no less than $0.272 per share. If shareholder approval for such adoption or amendment is required by applicable law, the Company will use its best efforts to obtain such approval from its shareholders.

         Section 4.3 ISSUANCE OF SECURITIES. Except as provided by this Agreement, from the date hereof until the Closing Date, the Company shall not issue any capital stock or any options, warrants or other securities exercisable for, or convertible into, or other rights to acquire the capital stock of the Company.

         Section 4.4 DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company shall maintain for so long as the Purchasers shall hold any of the Shares a minimum aggregate amount of $5 million of directors and officers liability insurance for the members of the Board.

         Section 4.5 KEY MAN LIFE INSURANCE. The Company shall procure and maintain for so long as the Purchasers shall hold any of the Shares, key man life insurance for Gerald Alderson having terms and conditions acceptable to Purchasers in the amount of $5,000,000.

         Section 4.6 BREAK-UP FEES. In the event that the Closing does not occur for any reason other than Purchasers' unexcused failure to consummate the transaction, Weiss Peck shall be entitled to payment by the Company of a fee in the amount of $1.2 million and PPRO shall be entitled to payment by the Company of a fee in the amount of $0.2 million.

         Section 4.7 BRIDGE FINANCING. The Company may incur up to $1,500,000 of indebtedness to third parties for money borrowed between the date hereof and the Closing Date and as of the date hereof the Company has incurred $272,000 of indebtedness in order to fund current operations (all such indebtedness being collectively referred to herein as the "BRIDGE LOANS"); provided that such indebtedness shall not bear interest at a rate per annum greater than 12% and shall be repayable no later than the Closing Date. In connection with the incurrence of such indebtedness, the Company may grant to lenders rights to purchase up to 1,102,941 shares of the common stock of the Company at an exercise price not less than $0.272 per share.

         Section 4.8 CERTAIN STOCK OPTIONS. The Company agrees that it will, prior to the Closing Date, (i) grant to Gerald Alderson options to purchase 2,500,000 shares of common stock of the Company; (ii) grant to certain other members of management of the Company (together with Gerald Alderson, the "Management Optionees") options to purchase an aggregate of 250,000 shares of common stock of the Company (together with the options granted to Gerald Alderson, the "Management Options"); and (iii) enter into agreements with the Management Optionees providing in substance that (x) the Management Optionees will exercise the Management Options in full prior to the Closing Date, (y) if any one of them shall terminate his or her employment with the Company within 48 months of the date of grant of his or her Management Options, the Company shall have the right to purchase the Repurchase Percentage of Shares issued upon such exercise. For purposes of this Section 4.8, the term "Repurchase Percentage" shall mean, in respect of any Management Optionee, a fraction (expressed as a percentage), the numerator of which shall be the difference between 48 and the number of whole months passed since the grant of such Management Optionee's Management Options and the denominator of which shall be 48.

                                    ARTICLE V

             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers herein shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.


                                   ARTICLE VI

                   REGISTRATION OF THE REGISTRABLE SECURITIES;
                       COMPLIANCE WITH THE SECURITIES ACT

         Section 6.1 REGISTRATION PROCEDURES. (a) The Company shall, at its cost, prepare and file no later than November 30, 2000 with the Commission, and shall use its best efforts to cause to be declared effective as soon as practicable, a registration statement on Form S-3 (or other appropriate form) (the "Registration Statement") covering the offer and sale by the Purchasers of such of the Shares and the 262,100 shares of common stock of the Company held by affiliates of Weiss Peck on the date hereof (together with the Shares, the "Registrable Securities") as are Transfer Restricted Securities (as defined below) from time to time in accordance with the methods of distribution elected by such Purchasers and set forth in the Purchasers' Registration Statement Questionnaires and the Registration Statement and Rule 415 under the Securities Act (such registration being hereinafter referred to as the "Shelf Registration"). A Registrable Security shall be a "Transfer Restricted Security" until (i) the date on which such Registrable Security has been disposed of in accordance with the Registration Statement or (ii) the date on which such Registrable Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

                  (b) The Company shall use its best efforts to keep the Registration Statement continuously effective, in order to permit the prospectus included therein to be lawfully delivered by the Purchasers, until such time as none of the Registrable Securities is a Transfer Restricted Security. The Company shall be deemed not to have used its best efforts to keep the Registration Statement effective during the requisite period if it voluntarily takes any action that would result in the Purchasers not being able to offer and sell Registrable Securities during that period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by SECTION 6.2(b)(v) below, such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder) and the Company thereafter complies with the requirements of SECTION 6.2(h) below.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (other than in respect of the information required to be supplied by the Purchasers pursuant to this Agreement) (i) the Registration Statement and the related prospectus and any amendment or supplement thereto to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, (ii) the Registration Statement and any amendment thereto not to contain, when it becomes effective, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming a part of the Registration Statement, and any amendment or supplement to such prospectus, not to contain, as of the date of such prospectus or amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Section 6.2 FURTHER PROCEDURES. In connection with the Shelf Registration contemplated by SECTION 6.1 hereof the following provisions shall apply:

                  (a) The Company shall furnish to each Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein, which shall include the information provided by the Purchasers in their Registration Statement Questionnaires.

                  (b) The Company shall give written notice to the Purchasers (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                        (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                       (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                      (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                       (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                        (v) of the happening of any event that requires the Company to make changes to the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, which written notice need not provide any detail as to the nature of such event.

                  (c) The Company shall use best reasonable commercial efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Registration Statement.

                  (d) The Company shall furnish to each Purchaser, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Purchaser so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (e) The Company shall deliver to each Purchaser (so long as it shall hold Registrable Securities which are Transfer Restricted Securities), without charge, as many copies of the prospectus

(including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the Purchasers in connection with the offering and sale of the Registrable Securities covered by the prospectus, or any amendment or supplement thereto, included in the Registration Statement.

                  (f) Prior to any public offering of the Registrable Securities pursuant to the Registration Statement, the Company shall register or qualify or cooperate with the Purchasers and their respective counsel in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Purchaser reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement.

                  (g) The Company, at its own expense, shall cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Purchasers may request a reasonable period of time prior to sales of the Registrable Securities pursuant to the Registration Statement.

                  (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of SECTION 6.2(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall as promptly as practicable prepare and file a post-effective amendment to the Registration Statement or an amendment or supplement to the related prospectus and any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated herein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided in the case of paragraph (v) of SECTION 6.2(b) the Company's obligations pursuant to this paragraph (h) may be suspended if the Board has determined in good faith and using reasonable judgment that disclosure of information sufficient to ensure that the Registration Statement and related prospectus contain no such misstatement or omission would be significantly and materially disadvantageous to the Company's financial condition, business or prospects. If the Company notifies the Purchasers in accordance with paragraphs
(ii) through (v) of SECTION 6.2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Purchasers shall suspend use of such prospectus for a period not to exceed 15 days; provided that the Company may not exercise this delay right more than twice in any 12-month period. In the event of the delivery of the notice described above by the Company, the Company shall use its best efforts to amend such Registration Statement and/or amend or supplement the related prospectus if necessary and to take all other actions necessary to allow the proposed sale to take place as promptly as possible, subject, however, to the right of the Company to delay further sales of Registrable Securities until the conditions or circumstances referred to in the notice have ceased to exist or have been disclosed. In the event that the Company shall fail to use its best efforts to keep the Registration Statement effective as required by SECTION 6.1(b) hereof, and by reason of such failure, the prospectus shall not be available for use for a period of 30 days, or if the Company shall suspend the use of the prospectus for a period longer than that provided by, or for more periods than permitted by, this subsection (h), then in respect of each such separate event, each of the Purchasers which shall at the time be holders of Transfer Restricted Securities shall be automatically granted the right to purchase such number of shares of common stock of the Company as shall equal one-quarter (1/4) of the number of Shares purchased by it hereunder (as adjusted for any stock splits, stock dividends, recapitalizations or other similar actions). The exercise price for such rights shall be equal to the purchase price per Share as set forth in SECTION 1.1 hereof (as adjusted for any stock splits, stock dividends, recapitalizations or other similar actions).

                  (i) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                  (j) The Company may require each Purchaser to deliver to the Company promptly upon request therefor a completed Registration Statement Questionnaire in substantially the form of APPENDIX II hereto containing such information regarding the Purchaser and the distribution of the Registrable Securities as the Company may from time to time reasonably require for inclusion in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Purchaser that fails to furnish such information within a reasonable time after receiving such request. Upon the written request of a Purchaser, the Company will prepare and file with the Commission an amendment or supplement to the prospectus which forms a part of the Registration Statement with respect to the information contained in the Purchaser's Registration Statement Questionnaire so that such information is correct.

                  (k) The Company will cause the Registrable Securities to be sold pursuant to the Registration Statement to be listed on the principal securities exchange or market, if any, on which the common stock of the Company shall then be traded.

         Section 6.3 REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under SECTIONS 6.1 AND 6.2 hereof, whether or not the Registration Statement is filed or becomes effective.

         Section 6.4 INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Purchaser, its employees and each person, if any, who is an affiliate or nominee of such Purchaser within the meaning of the Securities Act or the Exchange Act (each Purchaser and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Registrable Securities) to which each Indemnified Party becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and subject to subsection (c) below, shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon (x) the use of any prospectus in violation of the last sentence of SECTION 6.2(h) provided that the Company is in compliance with its obligations pursuant to such Section, or (y) any untrue statement or omission made in the Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration made in reliance upon and in conformity with written information pertaining to such Purchaser and furnished to the Company by or on behalf of such Purchaser specifically for inclusion therein.

                  (b) Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact contained in the Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Purchaser and furnished to the Company by or on behalf of such Purchaser specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, and to subsection (c) below, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Purchaser may otherwise have to the Company or any of its controlling persons.

                  (c) Promptly after receipt by an indemnified party under this
SECTION 6.4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this SECTION 6.4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party, except to the extent the indemnifying party is actually prejudiced by such failure. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party if the representation of both such parties by the same counsel would constitute a conflict of interest). Notwithstanding the foregoing, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there exists a conflict of interest between the indemnifying party and any indemnified party or that there may be legal defenses available to it and other indemnified parties which are different from or additional to, and inconsistent or in conflict with, those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this SECTION 6.4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonably time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnify could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are subject matter of such action.

                  (d) If the indemnification provided for in this SECTION 6.4 is unavailable or insufficient to hold harmless an indemnified party (including for purposes of this SECTION 6.4(d) any Indemnified Party referred to in SECTION 6.4(a)) under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsections (a) or (b) above (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statement or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Purchaser or such other indemnified party, as the case may be, on the other, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
SECTION 6.4(d), the Purchasers shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Purchasers from the sale of the Registrable Securities pursuant to the Registration Statement exceeds the amount of damages which such Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                  (e) The agreements contained in this SECTION 6.4 shall survive the sale of the Registrable Securities pursuant to the Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         Section 6.5 RULES 144 AND 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and it will take such further action as any Purchaser shall reasonably request to enable such holder to sell such securities without registration, including, without limitation, making publicly available the information necessary to permit sales of their securities pursuant to Rules 144 and 144A. Notwithstanding the foregoing, nothing in this SECTION 6.5 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act. The Company shall upon written request of a Purchaser deliver to such Purchaser a written statement as to its compliance with such request.

         Section 6.6 TRANSFER OF REGISTRABLE SECURITIES AFTER REGISTRATION. Each of the Purchasers agrees that it will not effect any disposition of the Registrable Securities or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in SECTION 6.1 or as otherwise in compliance with applicable securities laws and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or its Plan of Distribution by delivering to the Company an amended Registration Statement Questionnaire.

         Section 6.7 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by a Purchaser, the Company will furnish to such Purchaser (unless such document has been filed and is available on the Commission's EDGAR database):

                  (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants), (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K, (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q,
(iv) its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Registrable Securities (the foregoing, in each case, excluding exhibits);

                  (b) upon the reasonable request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this SECTION 6.7; and

                  (c) upon the reasonable request of the Purchaser, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of such Purchaser, will meet with such Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters. Each Purchaser agrees to keep all such information confidential.


                                   ARTICLE VII

                           EXPENSES AND BROKER'S FEES

         The Company shall pay all reasonable fees and expenses of the Purchasers (including up to $75,000 in attorneys' fees and expenses) incurred in connection with the transactions contemplated hereby, including, without limitation, the preparation, execution and delivery of the Agreement and compliance herewith, whether or not the transactions contemplated hereby shall be consummated. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                  (a)    if to the Company, to:

                         Wattage Monitor Inc.
                         1100 Kietzke Lane
                         Reno, NV 89502
                         Attention: Gerald R. Alderson, President and Chief
                                    Executive Officer

                         with a copy so mailed to:

                         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         590 Madison Avenue
                         New York, NY 10022
                         Attention: Willie Dennis, Esq.
                         Telephone: 212-872-1000
                         Facsimile: 212-872-1002

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

                  (b)    if to the Purchasers:

                         WPG Software Fund, L.P.
                         WPG Raytheon Software Fund, L.P.
                         WPG Institutional Software Fund, L.P.
                         c/o Weiss, Peck & Greer, LLC
                         565 Fifth Avenue, 14th Floor
                         New York, NY 10017-2496
                         Attention: Benjamin J. Taylor, Managing Director
                         Telephone: 212-404-6666
                         Facsimile: 212-972-7447

                         PurchasePro.com, Inc.
                         3291 N. Buffalo Drive
                         Las Vegas, NV 89129

                             Attention: General Counsel

                        with a copy so mailed to:

                             Winthrop, Stimson, Putnam & Roberts
                             Financial Centre
                             695 East Main Street
                             Post Office Box 6760
                             Stamford, CT 06904-6760
                             Attention:  Frode Jensen
                             Telephone: 203-965-8262
                             Facsimile: 203-965-8226

or to such other person at such other place as any Purchaser shall designate to the Company in writing.

         Section 8.2 CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchasers.

         Section 8.3 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 8.4 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         Section 8.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

         Section 8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                         WATTAGE MONITOR INC.


                                         By:   /s/ GERALD R. ALDERSON
                                               -------------------------------
                                               Name:  Gerald R. Alderson
                                               Title:  President & CEO




                                         WPG SOFTWARE FUND, L.P.


                                         By:   WEISS PECK & GREER, LLC
                                               its General Partner

                                         By:   /s/ BENJAMIN J. TAYLOR
                                               -------------------------------
                                               Name: Benjamin J. Taylor
                                               Title: Managing Director




                                         WPG RAYTHEON SOFTWARE FUND, L.P.


                                         By:   WEISS PECK & GREER, LLC
                                               its General Partner

                                         By:   /s/ BENJAMIN J. TAYLOR
                                               -------------------------------
                                               Name: Benjamin J. Taylor
                                               Title: Managing Director

                                         WPG INSTITUTIONAL SOFTWARE FUND, L.P.


                                         By:   WEISS PECK & GREER, LLC
                                               its General Partner

                                         By:   /s/ BENJAMIN J. TAYLOR
                                               -------------------------------
                                               Name: Benjamin J. Taylor
                                               Title: Managing Director




                                         PURCHASEPRO.COM, INC.


                                         By:   /s/ CHARLES E. JOHNSON, JR.
                                               -------------------------------
                                               Name: Charles E. Johnson, Jr.
                                               Title: Chairman & CEO

                      EXHIBIT A - Form of Lock-Up Agreement

                         See Exhibit 10.3 filed herewith

            [Letterhead of Akin, Gump, Strauss, Hauer & Feld, L.L.P.]

                                     [Date]





WPG Software Fund, L.P.
WPG Raytheon Software Fund, L.P.
WPG Institutional Software Fund, L.P.
c/o Weiss, Peck & Greer, LLC
565 Fifth Avenue, 14th Floor
New York, NY 10017-2496

Purchasepro.com, Inc.
3291 N. Buffalo Drive
Las Vegas, Nevada 89129


         Re:      WATTAGE MONITOR INC.

Ladies and Gentlemen:

We have acted as counsel to Wattage Monitor Inc., a Nevada corporation (the "COMPANY"), in connection with (a) the private placement of the Company's common stock (the "TRANSACTION") pursuant to that certain Stock Purchase Agreement, dated as of November 28, 2000, between WPG Software Fund, L.P., WPG Raytheon Software Fund, L.P., WPG Institutional Software Fund, L.P., and PurchasePro.com, Inc. (collectively, the "PURCHASERS") and the Company (the "AGREEMENT") and (b) preparation of a registration statement (File No. 333 - o) on Form F-3 (the "REGISTRATION STATEMENT"), filed with the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "SECURITIES ACT"). This opinion is rendered at the request of the Company pursuant to
Section 1.3(b)(iv) of the Agreement. All capitalized terms used in this letter, without definition, have the meanings assigned to them in the Agreement.

         In connection with this letter, we have examined executed originals or copies of executed originals of the Agreement. In addition, we have examined the following documents (collectively, the "DUE DILIGENCE DOCUMENTS"): [insert list].

         We have examined originals or certified copies of such corporate records of the Company and other certificates and documents of officials of the Company, public officials and others as we have deemed appropriate for purposes of this letter, except where a statement is qualified as to knowledge or awareness, in which case we have made limited inquiry, as specified below. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon the Due Diligence Documents and certificates of public officials, certificates of officers of the Company, and the representations and warranties of the Company in the Agreement, all of which we assume to be true, correct and complete. We have made no investigation or review of any matters relating to the Company or any other Person other than as expressly listed herein. We wish to inform you that our knowledge is necessarily limited to our actual knowledge (with the meaning accorded to such phrase in Paragraph B below) and by the limited scope of our review. In addition, we have made no inquiry of the Company or any other person or entity (including governmental authorities) regarding, and no review of, any public records including without limitation any judgments, orders, decrees, franchises, licenses, certificates or permits any agreements to which the Company is a party or subject other than (1) the Good Standing Certificates, and (2) the officer's certificate[s] described in paragraphs ___ and ___ below, and our "knowledge" of any such matters is accordingly limited.

         We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies and that the certificates for the Shares conform to the specimen thereof we have reviewed and have been duly countersigned by a transfer agent and duly registered by a registrar. We have also assumed the legal capacity of natural persons, the corporate or other power and due authorization of each person not a natural person other than the Company to execute and deliver the Agreement and to consummate the transactions contemplated by the Agreement, due execution and delivery of the Agreement by all parties thereto other than the Company, and that the Agreement constitutes the legal, valid and binding obligation of each party thereto other than the Company, enforceable against such party in accordance with its terms.

         Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that:

1. The Company is validly existing as a corporation in good standing under the laws of the state of Nevada, the jurisdiction of its organization. The Company has corporate power to enter into the Agreement and to own, operate and occupy its properties and to conduct its business as presently conducted.

2. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement, and upon its execution and delivery and will constitute the valid and binding agreement of the Company, enforceable against the company in accordance with its terms.

3. The execution and delivery of the Agreement by the Company, the issuance and sale of the Shares to be sold by the Company under the Agreement and the consummation by the Company of its transactions contemplated by the Agreement will not, (a) result in a violation of the Amended and Restated Articles of Incorporation or by-laws of the Company, (b) breach or result in a default or entitle any party to accelerate (with the passage of time or otherwise) under any agreement or instrument included or incorporated by reference as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 (the "FORM 10-KSB"), or as an exhibit to any other SEC Documents filed after December 31, 1999, (c) result in any violation of any order, writ, judgment or decree known to us or (d) result in any violation of any law, rule or regulation of any included law (defined below) binding upon the Company or its property.

4. No consent, approval, authorization or other order of, registration, qualification or filing with (each a "FILING"), any regulatory body, administrative agency, or other governmental body is required under any of the Included Laws for the due execution and delivery of the Agreement by the Company and its consummation by the Company of its transactions contemplated by the Agreement, except (i) Filings as have been obtained or made, (ii) Filings required under Federal and state securities laws as contemplated by the Agreement and (vii) Filings required to maintain corporate and similar standing and existence.

5. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Agreement, will be duly validly issued, fully paid and non-assessable. The outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities known to us.

6. The Company is not an "INVESTMENT COMPANY" or an "AFFILIATED PERSON" of, or a "PROMOTER" or a "PRINCIPAL UNDERWRITER" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

7. Based upon the representations and warranties of the Company and the Purchasers in the Agreement with respect to factual matters, the offer, sale and delivery of the Shares to the Purchasers pursuant to the Agreement are exempt from the registration requirements of the Securities Act.

8. The Registration Statement has become effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the prospectus forming a part thereof is in effect and no proceedings for that purpose have been instituted or are pending.


9. The Registration Statement and the prospectus forming a part thereof (other than the financial statements and schedules and other financial data contained therein, as to which we express no opinion, and information provided to the Company by the Purchasers) at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A. We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions ("LAWS"), other than a review of (i) the Laws of the State of New York, and (ii) the Federal Laws of the United States of America. For purposes of this opinion, the term "INCLUDED LAWS" means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Agreement. The term Included Laws specifically excludes
     (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and (b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues, Federal Reserve Board margin regulation issues. The term "Included Laws" specifically excludes laws, rules and regulations relating to the regulation of the conduct of the businesses of the Company, including, without limitation, providing information about electric rates and services for the United States electric market.

B. When used in this letter, the phrases "KNOWN TO US," "TO OUR KNOWLEDGE" and similar phrases (i) mean the conscious awareness of facts or other information by (a) the lawyer in our firm who signed this letter, (b) any lawyer in our firm actively involved in negotiating and preparing the Agreement and (c) solely as to information relevant to a particular opinion, issue or confirmation regarding a particular factual matter, any lawyer in our firm who is primarily responsible for providing the response concerning that particular opinion, issue or confirmation, and (ii) do not require or imply (a) any examination of this firm's, such lawyer's or any other person's or entity's files, (b) that any inquiry be made of any lawyer (other than the lawyers described above), or any other person or entity other than the client, or (c) any review or examination of any agreements, documents, certificates, instruments or other papers (including, but not limited to, the exhibits and schedules to the Agreement and the Due Diligence Documents and the various papers referred to in or contemplated by the Transaction Documents and the Due Diligence Documents and the respective exhibits and schedules thereto) other than the Transaction Documents and the Due Diligence Documents.

C. This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to the Company or any other Person, or any other circumstance. This opinion letter is limited to the matters expressly stated herein and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.

D. For purposes of this letter, the phrase "TRANSACTIONS CONTEMPLATED BY THE AGREEMENT" and similar phrases mean the Company's offer and sale of the Shares to the Purchasers pursuant to the Agreement and the preparation and filing of the Registration Statement under the Securities Act.

E. The opinions expressed in the first sentence of paragraph 1 herein are given solely on the basis of certificates of the State agencies or officials set forth in Schedule __ hereto (the "GOOD STANDING CERTIFICATES") and speak only as of the dates indicated in such Schedule rather than the date hereof. In determining the appropriate State agencies, we have relied, without further inquiry, on the advice of _________________ as to those agencies from which certificates should be received. The opinion is limited to the meaning ascribed to such certificates by each applicable State agency and applicable law.

F. The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally; (ii) general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) commercial reasonableness and unconscionability and an implied covenant of good faith and fair dealing; (iv) the power of the courts to award damages in lieu of equitable remedies; and (v) federal and state securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

G. With respect to the opinions expressed in paragraph 5 herein as to the due authorization and valid issuance of the Shares and the outstanding shares of capital stock of the Company, in determining the number of shares of capital stock of the Company authorized at any time we have relied, without any further inquiry, on a certificate of State agencies or officials set forth in Schedule __ hereto that sets forth all charter documents of the Company. With respect to the opinions expressed in paragraph 5 herein as to the Shares being validly issued, fully paid and non-assessable when issued and delivered pursuant to the terms of the Agreement, we assume that the price per Share of such issuance will be at least equal to the par value per share of the Shares.

H. We express no opinion with respect to the fairness of the Agreement or any other matter, and in rendering the opinions expressed herein, we have assumed, with your consent, that a court of competent jurisdiction would find all such matters were entirely fair. We have assumed that no fraud, dishonesty, forgery, coercion, duress or breach of fiduciary duty exists or will exist with respect to any of the matters relevant to the opinions expressed in this letter.

I. We express no opinion as to (i) the compliance of the transactions contemplated by the Agreement with any regulations or governmental requirements applicable to any party other than the Company; (ii) the financial condition or solvency of the Company; (iii) the ability (financial or otherwise) of the Company or any other party to meet their respective obligations under the Agreement ; (iv) the compliance of the Agreement or the transactions contemplated thereby, or as to the effect of any of the foregoing of, antifraud provisions of the federal and state securities laws, rules and regulations; (v) the value of any security provided to secure the payment of obligations contemplated by the Agreement; and (vi) the conformity of the Agreement to any term sheet or commitment letter.

J. This letter is solely for your benefit, and no other Persons (other than your affiliates and nominees) shall be entitled to rely upon this letter. Without our prior written consent, this letter may not be quoted in whole or in part or otherwise referred to in any document and may not be furnished or otherwise disclosed to or used by any other Person, except for (i) delivery of copies hereof to counsel for the addressees hereof, (ii) inclusion of copies hereof in a closing file, and (iii) use hereof in any legal proceeding arising out of the transactions contemplated by the Agreement filed by an addressee hereof against this law firm or in which any addressee hereof is a defendant.

    K. This law firm is a registered limited liability partnership organized under the laws of the State of Texas.


         To our actual knowledge, neither the Company nor any of its Subsidiaries is a party to any adversarial action, suit, or proceeding pending or threatened overtly by a written communication, at law or in equity, or before any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which action, suit or proceeding seeks either to enjoin the transactions contemplated by the Agreement or to recover monetary damages from the Company in excess of $500,000 that has not been disclosed in a SEC Document or in Schedule 2.5 to the Agreement.

         We have acted as special counsel to the Company, in connection with the preparation and filing with the Commission under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), of the Company's on Form 10-KSB that is incorporated by reference into the Company's Registration Statement.

         Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical information, and because many determinations involved in the preparation of the Form 10-KSB are of a wholly or partially non-legal character, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Form 10-KSB and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements.

         However, in the course of our acting as special counsel to the Company in connection with its preparation of the Form10-KSB, prior to the filing of the Form 10-KSB, we participated in conferences and telephone conversations with representatives of the Company, representatives of the Company's Nevada counsel and representatives of the independent public accountants for the Company during which conferences and conversations the contents of the Form 10-KSB and related matters were discussed, and we reviewed certain corporate records and documents furnished to us by the Company.

         Based on our participation in such conferences and conversations, our review of such records and documents as described above, our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we advise you that:

                  (a) The Form 10-KSB (except the financial statements and other financial and statistical data included therein as to which we express no view), at the time it was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder. In addition, we do not know of any contracts or other documents of a character required to be filed as exhibits to the

         Form 10-KSB or required to be described in the Form 10-KSB that are not filed or described as required.

                  (b) No information has come to our attention that causes us to believe that the Form 10-KSB (except the financial statements and other financial and statistical data included therein as to which we express no view), at the time it was filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) No information has come to our attention that causes us to believe that the Form 10-KSB (except the financial statements and other financial and statistical data included therein as to which we express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



                                   Very truly yours,


                                   AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

                                                                    APPENDIX I



                              WATTAGE MONITOR INC.

                         STOCK CERTIFICATE QUESTIONNAIRE


         Pursuant to Section 1.2 of the Stock Purchase Agreement dated as of November 28, 2000 by and among Wattage Monitor Inc., WPG Software Fund, L.P., WPG Raytheon Software Fund, L.P., WPG Institutional Software Fund, L.P. and PurchasePro.com, Inc. the undersigned Purchaser hereby provides the following information:

                                                  NUMBER OF
      EXACT NAME OF REGISTERED HOLDER            REGISTRABLE
(A REGISTERED HOLDER MAY BE AN AFFILIATE OR   SECURITIES TO BE
           NOMINEE OF PURCHASER):                REGISTERED:               MAILING ADDRESS:             TAX ID NUMBER:
-------------------------------------------   ----------------             ----------------             --------------











                                                 [insert name of Purchaser]


                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:



                                  Appendix - I

                                                                    APPENDIX II


                              WATTAGE MONITOR INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE


         Reference is made to Section 6.2(j) of the Stock Purchase Agreement dated as of November 28, 2000 by and among Wattage Monitor Inc., WPG Software Fund, L.P., WPG Raytheon Software Fund, L.P., WPG Institutional Software Fund, L.P. and PurchasePro.com, Inc. The undersigned Purchaser hereby provides:

                                                                              NUMBER OF REGISTRABLE SECURITIES, IF
                                         NUMBER OF REGISTRABLE SECURITIES     ANY, WHICH WILL BE OWNED BY THE SELLING
                                         OF THE SELLING SHAREHOLDER WHICH     SHAREHOLDER AFTER COMPLETION OF SALE OF
                                         ARE BEING INCLUDED IN THE            REGISTRABLE SECURITIES INCLUDED IN
1.      NAME OF SELLING SHAREHOLDER      REGISTRATION STATEMENT               REGISTRATION STATEMENT
        ---------------------------      --------------------------------     ---------------------------------------











                                 Appendix - II-1

         2. Have you or your organization held any position, office or other material relationship within the past three years with the Company or its affiliates?

                 ______ Yes                               ______ No

         If yes, please indicate the nature of any such relationships below:


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

         3. Description of proposed plan of distribution for the sales of shares of common stock of the Company under the Registration Statement (the "Plan of Distribution")

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------







                                                 [insert name of Purchaser]


Date:                                            By:
                                                     --------------------------
                                                     Name:
                                                     Title:



                                 Appendix II-2

                                                                   APPENDIX III



                              WATTAGE MONITOR INC.

Attention:




                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


       Reference is made to Section 3.2 of the Stock Purchase Agreement dated as of November 28, 2000 by and among Wattage Monitor Inc., WPG Software Fund, L.P.,

WPG Raytheon Software Fund, L.P., WPG Institutional Software Fund, L.P. and

PurchasePro.com, Inc.  The undersigned, [an officer of, or other person duly authorized by] [insert name of Purchaser] hereby certifies that the shares evidenced by the attached certificate are held by it or its affiliate or nominee, and that it (or its affiliate or nominee) sold such shares on

__________________________ in accordance with registration statement number
                 [date]
 ___________________________________ and the requirement of delivering a current [fill in the number of or otherwise identify registration statement]

prospectus has been complied with in connection with such sale.



                                                 [insert name of Purchaser]


                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:





                                  Appendix III